EXHIBIT 10.11

                     Stock Based Incentive Compensation Plan


   LOMAS                                                      Memorandum

- ---------------------------------------------------------------------------

   Date:       November 2, 1994


   To:         James L. Crowson
               Robert E. Byerley, Jr.
               Ramona Taylor
               Gary White


   From:       Jess Hay


   Re:         Stock Based Incentive Compensation Plan



               As you previously have been advised, the Compensation Committee of the Company's Board of Directors, in August 1994, approved a Fiscal 1995 "Stock Based Incentive
               Compensation Plan"  for the four of you and me.   A copy of
               the approved plan is appended as Exhibit A for your review and retention.

               You will note that compensation (if any) payable under the plan is based on the relationship between the average price of Lomas Financial Corporation's common stock during the first quarter of Fiscal 1995 ("the base price" as defined in the plan) and the average price of LFC's common stock during the month of June 1995 ("the year-end price" as defined in
               the  plan).   Appended as Exhibits B  and C,  respectively,
               are computations of the "base price" by Solomon Brothers Inc. and by our Treasury Department. Solomon's report (Exhibit B) indicates that the average closing price for LFC's stock during the three months ended September 30, 1994 was $5.44 per share, and our internal report (Exhibit C) fixes that average at $5.43. For your purposes, I suggest use of Solomon's $5.44 per share.

               Should you have any questions regarding the plan, please give me a call.

               Many thanks.
                                        /s/ JESS HAY
                                        Jess Hay



                                                         EXHIBIT A
                                                    (Memorandum 11/02/94)
                                                         Page 1 of 2



                           Lomas Financial Corporation
                   Proposed Stock Based Incentive Compensation
                        Plan for Senior Corporate Officers
                                   Fiscal 1995




   1)     Participants:

                    Name                 Salary
          ------------------------      ---------

          Jess Hay                      $450,000*
          James L. Crowson              $275,000
          Robert E. Byerley, Jr.        $220,000
          Gary White                    $220,000
          Ramona Taylor                 $130,000


          ------------------
          *For purposes of this plan, Mr. Hay's salary is deemed to be the sum of (i) his salary for the first six months of the year ($300,000) plus (ii) his consulting fees for the final six months of the year ($150,000).
          ------------------

   2) The concept of the proposed plan is to tie fiscal 1995 incentive compensation for the five participants directly to the performance of the Company's common stock and thereby to relate such incentive compensation to enhancement of shareholder value. Specifically, it is proposed that the amount of each participant's fiscal 1995 incentive compensation be based on the amount of appreciation realized during the year in the market price of the Company's common stock. As proposed, the process for determining the amount of such appreciation in the value of the Company's common stock and the resulting incentive compensation, if any, payable to the respective participants would be as follows:


          Step 1. The average price of Lomas Financial Corporation's ("LFC") common stock on the New York Stock Exchange at the close of each of the business days of July, August and September 1994 shall be determined and shall constitute the "base price."

                                                           EXHIBIT A
                                                      (Memorandum 11/02/94)
                                                          Page 2 of 2


          Step 2. The average price of LFC's common stock on the New York Stock Exchange at the close of each of the business days of June 1995 shall be determined and shall
                    constitute the "year-end  price";   provided,  at the
                    discretion of the Compensation Committee, the closing prices on the final two business days of June 1995 need not be included in determining the year-end price.


          Step 3.   The  relationship   between  the  year-end   price and
                    the base  price  shall   be  determined  on July  1,
                    1995, and then:


                                                      Then each participant
                                                      shall receive incen-
                                                      tive compensation in
                 If the year-end price               July 1995 equal to the
                represents as a percen-               indicated percentage
                tage of the base price               of his or her salary
                ----------------------               -----------------------

                 Less than 110 percent                         0.0 percent*
                           110 percent                        15.0 percent
                           115 percent                        22.5 percent
                           120 percent                        30.0 percent
                           125 percent                        37.5 percent
                           130 percent                        45.0 percent
                           135 percent                        52.5 percent
                           140 percent                        60.0 percent
                           145 percent                        67.5 percent
                           150 percent                        75.0 percent
                           160 percent                        90.0 percent
                           170 percent                       105.0 percent
                           180 percent                       120.0 percent
                           190 percent                       135.0 percent
                           200 percent                       150.0 percent


     --------------------
     *If no incentive compensation is payable under the foregoing formula, the Compensation Committee, in its discretion, nonetheless may elect to award individual bonuses to some or all of the participants
     based on  the Committee's   evaluation  of   each   participant's
     contribution   to  the achievement of the Company's objectives for
     fiscal 1995.
   --------------------

                                                            EXHIBIT B
                                                      (Memorandum 11/02/94)
                                                           Page 1 of 1


   Salomon Brothers Inc


   Lomas Financial Corporation


                       Daily Data   7/1/94 Through 9/30/94


                                   Price         Volume
                                                 (000)

                         High:     $6.25          393.2
                         Low:       4.50            5.6
                         Mean:      5.44           74.1


   Graphic material consisting of the computation of the "base price" by Salomon Brothers Inc based on the average closing price of LFC's common stock on the New York Stock Exchange during the three months ended September 30, 1994 relating to the Fiscal 1995 Stock Based Incentive Compensation Plan has been omitted in accordance with Rule 304 of Regulation S-T - General Rules and Regulations for Electronic Filing.

                                                                                      EXHIBIT C
                                                                                  (Memorandum 11/02/94)
                                                                                      Page 1 of 1



                                        LOMAS FINANCIAL CORPORATION
                                   COMMON STOCK CLOSING PRICES PER SHARE
                                      (JULY 1994 THRU SEPTEMBER 1994)

                      CLOSING                      CLOSING                       CLOSING
        DATE           PRICE          DATE          PRICE           DATE          PRICE
        ----          -------         ----         -------          ----         -------
      01-JUL-94        6 1/8        01-AUG-94         5          01-SEP-94        5 3/4
      05-JUL-94        6 1/8        02-AUG-94       5 1/2        02-SEP-94        5 7/8
      06-JUL-94        5 7/8        03-AUG-94       5 1/4        06-SEP-94        5 7/8
      07-JUL-94        5 3/4        04-AUG-94       5 1/8        07-SEP-94        5 3/4

      08-JUL-94        5 3/4        05-AUG-94       5 1/4        08-SEP-94        5 3/4
      11-JUL-94        5 5/8        08-AUG-94       5 5/8        09-SEP-94        5 3/4
      12-JUL-94        5 1/2        09-AUG-94       5 5/8        12-SEP-94       5 13/32
      13-JUL-94        5 1/2        10-AUG-94       5 5/8        13-SEP-94        5 5/8
      14-JUL-94        5 3/8        11-AUG-94       5 1/2        14-SEP-94        5 3/4

      15-JUL-94        5 3/8        12-AUG-94       5 3/8        15-SEP-94        5 3/4
      18-JUL-94        5 3/8        15-AUG-94       5 1/4        16-SEP-94        5 5/8
      19-JUL-94          5          16-AUG-94       5 3/8        19-SEP-94        5 5/8
      20-JUL-94          5          17-AUG-94       5 1/2        20-SEP-94        5 3/8
      21-JUL-94        4 1/2        18-AUG-94       5 1/2        21-SEP-94        5 1/2

      22-JUL-94        4 3/4        19-AUG-94       5 1/4        22-SEP-94        4 3/4
      25-JUL-94        4 3/4        22-AUG-94       5 7/8        23-SEP-94        4 7/8
      26-JUL-94        4 5/8        23-AUG-94       6 1/4        26-SEP-94        5 1/8
      27-JUL-94        4 7/8        24-AUG-94         6          27-SEP-94        4 3/4
      28-JUL-94        4 7/8        25-AUG-94       5 7/8        28-SEP-94        5 1/4

      29-JUL-94        4 7/8        26-AUG-94         6          29-SEP-94          5
                                    29-AUG-94       5 3/4        30-SEP-94          5
                                    30-AUG-94       5 7/8
                                    31-AUG-94       5 7/8

                   Average Daily Closing Price Per Share During The Period    $5.43